                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                       TO

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 17, 1996


                        Crown Cork & Seal Company, Inc.
        --------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


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


  Pennsylvania                      1-2227                      23-1526444
-----------------                -------------               ------------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)
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   9300 Ashton Road, Philadelphia, PA 19136
 --------------------------------------------------
(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:             (215) 698-5100
                                                                --------------


                         Crown Cork & Seal Finance PLC
        --------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


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


 United Kingdom                     1-12589                    Not Applicable
-----------------                -------------               ------------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)
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 Downsview Road, Wantage, Oxon UK OX12 9BL
---------------------------------------------------
(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:            44-123-577-2929
                                                              -----------------


                           Crown Cork & Seal Finance
        --------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


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
     France                         1-12587                    Not Applicable
-----------------                -------------               ------------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)
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 Le Colisee I, rue Fructidor, 75830 Paris Cedex 17, France
----------------------------------------------------------
(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:           33-1-49-18-40-00
                                                              -----------------

Item 5.    Other Events.
           ------------

        On December 17, 1996, Crown Cork & Seal Company, Inc. (the "Company") and two of the Company's wholly-owned subsidiaries, Crown Cork & Seal Finance PLC ("Crown UK") and Crown Cork & Seal Finance S.A. ("Crown France"), issued $1.2 billion in public debt securities (the "Debt Securities"). The Debt Securities consist of: (i) $350 million aggregate principal amount of 7-3/8% Debentures Due 2026 issued by the Company, (ii) $150 million aggregate principal amount of 7-1/2% Debentures Due 2096 issued by the Company, (iii) $200 million aggregate principal amount of 6-3/4% Notes Due 2003 issued by Crown UK, (iv) $300 million aggregate principal amount of 7% Notes Due 2006 issued by Crown UK and (v) $200 million aggregate principal amount of 6-3/4% Notes Due 2003 issued by Crown France. All of the Debt Securities issued by Crown UK and Crown France are irrevocably and unconditionally guaranteed as to principal, interest, premium, if any, and Additional Amounts (as defined in the Indenture referred to below), if any, by the Company.

        Forms of the Debt Securities are attached hereto as Exhibits 99.1 -
99.5. Copies of the Officers' Certificates, dated December 17, 1996, by which the Company, Crown UK and Crown France established the Debt Securities and specified their terms are attached hereto as Exhibits 99.6 - 99.10. A copy of the Indenture, dated as of December 17, 1996, among the Company, Crown UK, Crown France and the Bank of New York, as trustee, is attached hereto as Exhibit 4.1.

        Exhibits 4.1 and 99.1 through 99.10 are hereby incorporated by reference.

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Item 7(c).      Exhibits.
                --------

Exhibit Number               Description
--------------               -----------

4.1 Indenture, dated as of December 17, 1996, among Crown Cork & Seal Company, Inc., Crown Cork & Seal Finance PLC, and Crown Cork & Seal Finance S.A. and The Bank of New York, as trustee.

99.1                         Form of 7-3/8% Debentures Due 2026

99.2                         Form of 7-1/2% Debentures Due 2096

99.3                         Form of UK 6-3/4% Notes Due 2003

99.4                         Form of UK 7% Notes  Due 2006

99.5                         Form of French 6-3/4% Notes Due 2003

99.6                         Officers' Certificate for 7-3/8% Debentures Due
                             2026

99.7                         Officers' Certificate for 7-1/2% Debentures Due
                             2096

99.8                         Officers' Certificate for 6-3/4% Notes Due 2003

99.9                         Officers' Certificate for 7% Notes Due 2006

99.10                        Officers' Certificate for 6-3/4% Notes Due 2003


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


                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            CROWN CORK & SEAL COMPANY, INC.



                            By: /s/ Alan W. Rutherford
                               ------------------------------
                               Executive Vice President and
                               Chief Financial Officer

                            CROWN CORK & SEAL FINANCE PLC



                            By: /s/ Alan W. Rutherford
                               ------------------------------
                               Managing Director

                            CROWN CORK & SEAL FINANCE S.A.



                            By: /s/ Alan W. Rutherford
                               ------------------------------
                               Chief Financial Officer and
                               Director


Date:  December 19, 1996

                                 EXHIBIT INDEX
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Exhibit No.,
As provided                                                                            Page in
in Item 601                                                                            Sequentially
Exhibit Number               Description                                               Numbered Copy
--------------               -----------                                               -------------


4.1 Indenture, dated as of December 17, 1996, among Crown Cork & Seal Company, Inc., Crown Cork & Seal Finance PLC, and Crown Cork & Seal Finance S.A. and The Bank of New York, as trustee.

99.1                         Form of 7-3/8% Debentures Due 2026

99.2                         Form of 7-1/2% Debentures Due 2096

99.3                         Form of UK 6-3/4% Notes Due 2003

99.4                         Form of UK 7% Notes Due 2006

99.5                         Form of French 6-3/4% Notes Due 2003

99.6                         Officers' Certificate for 7-3/8% Debentures Due
                             2026

99.7                         Officers' Certificate for 7-1/2% Debentures Due
                             2096

99.8                         Officers' Certificate for 6-3/4% Notes Due 2003

99.9                         Officers' Certificate for 7% Notes Due 2006

99.10                        Officers' Certificate for 6-3/4% Notes Due 2003


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